Exhibit 99.3(a)


                                                                EXECUTION COPY


                         MORGAN STANLEY CAPITAL I INC.
                      MORTGAGE PASS-THROUGH CERTIFICATES
                                Series 2006-1AR
                            UNDERWRITING AGREEMENT
                                                            New York, New York
                                                              January 27, 2006



Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Madams:

          Morgan Stanley Capital I Inc., a Delaware corporation (the "Company"), proposes to sell to you as representative (the "Underwriter") the Morgan Stanley Mortgage Loan Trust 2006-1AR (the "Issuing Entity"), Mortgage Pass-Through Certificates, Series 2006-1AR in the classes and in the respective original principal or notional amounts and with the designations described on Schedule A attached hereto (the "Securities"). The Securities, along with the Class 1-B-4, Class 1-B-5, Class 1-B-6, Class B-4, Class B-5, Class B-6, Class P-1, Class P-2 and Class C Certificates (the "Private Securities"), will be issued pursuant to a pooling and servicing agreement dated as of January 1, 2006 (the "Pooling and Servicing Agreement") among the Company, as depositor, Wells Fargo Bank, National Association ("Wells Fargo"), as the master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator"), Morgan Stanley Mortgage Capital Inc., as seller ("MSMCI"), and LaSalle Bank National Association, as trustee (the "Trustee"). The Securities will represent undivided beneficial ownership interests in a trust fund consisting primarily of a pool of fixed-rate mortgage loans, adjustable-rate mortgage loans, and hybrid adjustable-rate mortgage loans (the "Mortgage Loans"), secured by first liens on one- to four-family residential properties. The Mortgage Loans may be sold to the Depositor pursuant to various mortgage loan purchase agreements (such agreements, the "Mortgage Loan Purchase Agreements" and the "Servicing Agreements," respectively) between MSMCI and one or more sellers (the "Sellers"), a mortgage loan purchase agreement between MSMCI and the Depositor and assignment, assumption and recognition agreements between the Depositor, MSMCI, the Trustee and each Seller and/or servicer (each servicer, a "Servicer") (collectively, the "Assignment Agreements"), as applicable.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Securities and has filed with the Commission one or more free writing prospectuses (together, the "Free Writing Prospectus") and prospectus supplement (the "Prospectus Supplement") specifically relating to the Securities pursuant to Rule 424 under the Securities Act of 1933 (the "Securities Act") and the rules and regulations thereunder (the "Securities Act Regulations"). The term Registration Statement means such registration statement as amended to the date of the Underwriting Agreement. The term Base Prospectus means the prospectus included in the Registration Statement. The term Prospectus means the Base Prospectus together with the Prospectus


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Supplement specifically relating to the Securities, as filed with the
Commission pursuant to Rule 424. The term free writing prospectus means any free writing prospectus, as defined in Rule 405 of the Securities Act. Any reference in this underwriting agreement (the "Agreement") to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the Prospectus, as the case may be. Terms not otherwise defined in this Agreement are used in this Agreement as defined in the Pooling and Servicing Agreement.

          The term "Disclosure Package" means (i) the Base Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein) and (ii) any Free Writing Prospectus that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package. If, subsequent to the date of this Agreement, the Company and the Underwriter have determined that the Disclosure Package included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and have terminated their old purchase contracts and entered into new purchase contracts with purchasers of the Securities, then the "Disclosure Package" will refer to the information available to purchasers at the time of entry into the first such new purchase contract, including any information that corrects such material misstatements or omissions ("Corrective Information").

                                      I.

          The Company represents and warrants to and agrees with the Underwriter that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, the Disclosure Package and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) each of the Disclosure Package and the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph I(b) do not apply to statements or omissions in the Registration Statement, the Disclosure Package or the Prospectus based upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use or incorporation therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate


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     power and authority to own its property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement.

          (d) This Agreement has been duly authorized, executed and delivered by the Company.

          (e) Each of the Pooling and Servicing Agreement and the Assignment Agreements has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

          (f) The direction by the Company to the Securities Administrator to execute, authenticate and deliver the Securities has been duly authorized by the Company, and the Securities, when executed and authenticated in the manner contemplated in the Pooling and Servicing Agreement, and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

          (g) Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement, the Pooling and Servicing Agreement and the Assignment Agreements, will contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Pooling and Servicing Agreement and the Assignment Agreements, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

          (h) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (i) There are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company are subject that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus and that are not so described, nor are there any statutes, regulations, contracts or other documents required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.


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          (j) Each preliminary prospectus filed as part of the Registration
     Statement as originally filed or as a part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied as to form, when so filed, in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          (k) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (l) the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 of the Securities Act Regulations; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

          (m) The characteristics of the Issuing Entity will not subject the Issuing Entity to registration as an "investment company" under the Investment Company Act.

                                     II.

          MSMCI represents and warrants to and agrees with the Underwriter that:

          (a) MSMCI has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New York, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement.

          (b) This Agreement has been duly authorized, executed and delivered by MSMCI.

          (c) Each of the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Assignment Agreements has been duly authorized, executed and delivered by MSMCI and is a valid and binding agreement of MSMCI, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

          (d) Neither the execution and delivery by MSMCI of, nor the performance by the Company of its obligations under, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Assignment Agreements, will contravene any provision of applicable law or the certificate of incorporation or by-laws of MSMCI or any agreement or other instrument binding upon MSMCI that is material to MSMCI or


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     any judgment, order or decree of any governmental body, agency or court having jurisdiction over MSMCI or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by MSMCI of its obligations under the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Assignment Agreements.

                                     III.

          The Company hereby agrees to sell the Securities to the Underwriter, and the Underwriter, upon the basis of the representations and warranties contained in this Agreement, but subject to the conditions stated in this Agreement, agrees to purchase the Securities from the Company, for a purchase price that is the sum of (i) 101.82% of the original principal amount of the Securities and (ii) accrued interest, if any, from the Closing Date to the date of payment and delivery.

                                     IV.

          A. The Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after this Agreement has been executed and delivered. The terms of the public offering of the Securities are set forth in the Prospectus.

          B. In connection with the offering of the Securities, the Underwriter may prepare and provide to prospective investors Free Writing Prospectuses, or portions thereof, which the Company is required to file with the Commission in electronic format and will use reasonable efforts to provide to the Company such Free Writing Prospectuses, or portions thereof, in either Microsoft Word(R) or Microsoft Excel(R) format and not in a PDF, except to the extent that the Company, in its sole discretion, waives such requirements, subject to the following conditions (to which such conditions the Underwriter agrees):

          (i) "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the State of New York or the jurisdiction in which the offeree is located are required or authorized by law or executive order to be closed.

          (ii) Unless preceded or accompanied by the Base Prospectus, the Underwriter shall not convey or deliver any written communication to any person in connection with the initial offering of the Securities, unless such written communication (1) is made in reliance on Rule 134 of the Securities Act Regulations, (2) constitutes a prospectus satisfying the requirements of Rule 430B of the Securities Act Regulations or (3) constitutes a Free Writing Prospectus and such Free Writing Prospectus is attached to this Agreement as Schedule B. The Underwriter shall not convey or deliver in connection with the initial offering of the Securities any "ABS informational and computational material," as defined in Item 1101(a) of Regulation AB of the Securities Act Regulations ("ABS Informational and Computational Material"), in reliance upon Rules 167 and 426 of the Securities Act Regulations in lieu of a free writing prospectus.


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          (iii) The Underwriter shall deliver to the Depositor, (a) no later than two Business Days prior to the date of first use thereof, any Free Writing Prospectus prepared by or on behalf of such Underwriter that contains any "issuer information," as defined in Rule 433(h) of the Securities Act Regulations and footnote 271 of the Commission's Securities Offering Reform Release No. 33-8591 ("Issuer Information") (which the parties hereto agree includes, without limitation, Pool Information (as defined herein)), and (b) upon first use, any Free Writing Prospectus or portion thereof that contains only a description of the final terms of the Securities. Notwithstanding the foregoing, any Free Writing Prospectus that contains only ABS Informational and Computational Materials shall be delivered by any Underwriter to the Company not later than the later of (a) two Business Days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) of the Securities Act Regulations and (b) the date of first use of such Free Writing Prospectus.

          (iv) The Underwriter represents and warrants to the Company that the Free Writing Prospectuses to be furnished to the Company by the Underwriter pursuant to Section 3(b)(ii) above will constitute all Free Writing Prospectuses of the type described in such Section that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Securities.

          (v) The Underwriter represents and warrants to the Company that each Free Writing Prospectus required to be provided by it to the Company pursuant to Section 3(b)(ii) above, did not, as of the Time of Sale, and will not as of the Closing Date, include any untrue statement of a material fact or, when read in conjunction with the other information included in the Disclosure Package, omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided however, that such Underwriter makes no representation to the extent such misstatements or omissions were the result of any inaccurate Issuer Information supplied by the Company to such Underwriter, which information was not corrected by Corrective Information subsequently supplied by the Company to the Underwriter prior to the Time of Sale.

          (vi) The Company agrees to file with the Commission the following:

               (a) Any Free Writing Prospectus or portion thereof delivered by the Underwriter to the Company pursuant to Article IV(B)(ii); and

               (b) Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.


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          (vii) Any Free Writing Prospectus required to be filed pursuant to
     Article IV(B)(v) by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

               (a) Any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the Securities shall be filed by the Company with the Commission within two days of the later of the date such final terms have been established for all classes of Securities and the date of first use;

               (b) Any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material shall be filed by the Company with the Commission not later than the later of the due date for filing the final Prospectus relating to the Securities pursuant to Rule 424(b) of the Securities Act Regulations and two Business Days after the first use of such Free Writing Prospectus;

               (c) Any Free Writing Prospectus required to be filed pursuant to Article IV(B)(v)(b) shall, if no payment has been made or consideration has been given by or on behalf of the Company for the Free Writing Prospectus or its dissemination, be filed by the Company with the Commission not later than four Business Days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus; and

               (d) The Company shall not be required to file (1) Issuer Information contained in any Free Writing Prospectus of an Underwriter or any other offering participant other than the Company, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that relates to the offering of the Securities or (2) any Free Writing Prospectus or portion thereof that contains a description of the Securities or the offering of the Securities which does not reflect the final terms thereof.

          (viii) The Underwriter shall file with the Commission any Free Writing Prospectus that is used or referred to by it and distributed by or on behalf of the Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

          (ix) Notwithstanding the provisions of Article IV(B)(vii), the Underwriter shall file with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or


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     consideration given by or on behalf of the Company or any other offering participant, not later than four Business Days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus.

          (x) Notwithstanding the provisions of Articles IV(B)(v) and IV(B)(vii), neither the Company nor any Underwriter shall be required to file any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

          (xi) The Company and each Underwriter each agree that any Free Writing Prospectuses prepared by it shall contain the following legend:

          "The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649."

          (xii) The Company and each Underwriter agree to retain all Free Writing Prospectuses that they have used and that are not required to be filed pursuant to this Article IV for a period of three years following the initial bona fide offering of the Securities.

               (a) In the event that any Underwriter becomes aware that, as of the Time of Sale, any Free Writing Prospectus prepared by or on behalf of such Underwriter and delivered to such investor contained any untrue statement of a material fact or, when read in conjunction with the other information included in the Disclosure Package, omitted to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (such Free Writing Prospectus, a "Defective Free Writing Prospectus"), such Underwriter shall notify the Company thereof within one Business Day after discovery.

               (b) Provided that the Defective Free Writing Prospectus was an Issuer Free Writing Prospectus or contained Issuer Information, such Underwriter shall, if requested by the Company:

                    (1) Prepare a Free Writing Prospectus with Corrective
               Information that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (such corrected Free Writing Prospectus, a "Corrected Free Writing Prospectus");


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                    (2) Deliver the Corrected Free Writing Prospectus to each
               investor which received the Defective Free Writing Prospectus prior to entering into a contract of sale with such investor; provided if the Time of Sale has occurred with respect to such investor, the Underwriter shall provide such investor with (w) adequate disclosure of the contractual arrangement, (x) adequate disclosure of the person's rights under the existing contract of sale at the time termination is sought, (y) adequate discloser of the new information that is necessary to correct the misstatements or omissions in the information given at the time of the original contract of sale, and (z) a meaningful ability to elect to terminate or not terminate the prior contract of sale and to elect to enter into or not enter into a new contract of sale; and

                    (3) In the event that the Defective Free Writing
               Prospectus contained Issuer Information, and the Underwriter shall in good faith incur any costs to any investor in connection with the reformation of the contract of sale with the investor, the Company agrees to reimburse the Underwriter for such costs; provided that, before incurring such costs, the Underwriter first permit the Company access to the applicable investor and an opportunity to attempt to mitigate such costs through direct negotiation with such investor.

          (xiii) The Underwriter covenants with the Company that after the final Prospectus is available such Underwriter shall not distribute any written information concerning the Securities to a prospective investor unless such information is preceded or accompanied by the final Prospectus.

          (xiv) The Underwriter covenants and agrees with the Company that it shall not accept any offer to purchase Securities until the time at least 24 hours after the time the related offeree received the Preliminary Prospectus, or such shorter period as such Underwriter and the Company shall agree.

                                      V.

          Payment for the Securities shall be made by certified or official bank check or checks payable to the order of the Company in immediately available funds at the office of Morgan Stanley & Co. Incorporated 1585 Broadway, New York, New York 10036, at 10:00 A.M., local time, on January 31, 2006, or at such other time or place on the same or such other date, not later than five Business Days after the date of this Agreement. Payment for the Securities shall be made upon delivery to the Underwriter of the Securities registered in such names and in such denominations as the Underwriter shall request in writing not less than two full Business Days prior to the date of delivery. The time and date of such payment and delivery with respect to the Securities are referred to in this Agreement as the "Closing Date."


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                                     VI.

          The obligations of the Underwriter under this Agreement are subject to the following conditions:

               A. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                    (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading, or any review for a possible change, that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                    (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that in the judgment of the Underwriter, is material and adverse and that makes it, in the judgment of the Underwriter, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus;

                    (iii) the Underwriter shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause
          (i) above and to the effect that (x) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date and (y) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Depositor's knowledge, threatened. The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened; and

                    (iv) The Underwriter shall have received on the Closing Date a certificate or opinion of counsel of each Seller and/or Servicer, as applicable, the Trustee, the Master Servicer and the Securities Administrator, signed by the president or a vice president of the respective Seller and/or Servicer, as applicable, the Trustee, the Master Servicer and the Securities Administrator and dated the Closing Date, to the effect that (i) the representations and warranties of the Sellers, Servicers, the Trustee, the Master Servicer or the Securities Administrator, as applicable, in this Agreement, the Pooling and Servicing Agreement, the related Mortgage Loan Purchase Agreement , the related Servicing Agreement or related Assignment Agreement, as applicable, are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the respective Seller and/or Servicer, as


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          applicable, the Trustee, the Master Servicer and the Securities
          Administrator has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date and (iii) with respect to the Seller's Information related to the respective Seller, the Servicer's Information related to the respective Servicer, the Trustee's information related to the Trustee, or the Master Servicer and Securities Administrator information related to the Master Servicer and Securities Administrator, as applicable, nothing has come to the attention of the signer that would lead to the signer to believe that the Prospectus Supplement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. "Seller's Information" refers to sections in the Prospectus Supplement entitled "Description of the Mortgage Loans--Loan Purchasing Guidelines and Underwriting Standards," "--Underwriting Standards--Countrywide Home Loans, Inc.," "Servicer's Information" refers to sections in the Prospectus Supplement entitled "The Servicers--GMAC Mortgage Corporation," and "--Countrywide Home Loans Servicing LP.," "Trustee's Information" refers to sections in the Prospectus Supplement entitled "The Trustee," and "Master Servicer's and Securities Administrator's Information" refers to sections in the Prospectus Supplement entitled "The Master Servicer and Securities Administrator."

               B. The Underwriter shall have received on the Closing Date an opinion of counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A.

               C. The Underwriter shall have received on the Closing Date an opinion of counsel to the Underwriter in form and substance acceptable to it.

               D. The Underwriter shall have received on the Closing Date a letter of KPMG, LLP, dated the date of this Agreement in form and substance satisfactory to the Underwriter, regarding certain specified procedures performed thereby with respect to information set forth in the Prospectus.

               E. The Underwriter shall have received from each of Moody's Investors Services, Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. letters confirming the ratings set forth in the Prospectus Supplement, which ratings shall not have been withdrawn.

               F. The Underwriter shall have received from counsel for the Trustee a favorable opinion, dated the Closing Date, in form and substance satisfactory to the Underwriter and its counsel, to the effect that the Pooling and Servicing Agreement has been duly authorized, executed and delivered to the Trustee and constitutes legal, valid, binding and enforceable agreements of the Trustee, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights in general and by general principles of equity regardless of whether


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     enforcement is considered in a proceeding in equity or at law, and as to such other matters as may be agreed upon by the Underwriter and the Trustee.

               G. The Underwriter shall have received from counsel for the Master Servicer and the Securities Administrator a favorable opinion, dated the Closing Date, in form and substance satisfactory to the Underwriter and its counsel, to the effect that the Pooling and Servicing Agreement has been duly authorized, executed and delivered to the Master Servicer and the Securities Administrator and constitutes legal, valid, binding and enforceable agreements of the Master Servicer and the Securities Administrator, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights in general and by general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law, and as to such other matters as may be agreed upon by the Underwriter and the Master Servicer and the Securities Administrator.

               H. Except as agreed to by the Underwriter, the Underwriter shall have received from counsel to each Seller and/or Servicer, as applicable, a favorable opinion, dated the Closing Date, in form and substance satisfactory to the Underwriter and its counsel, to the effect that each Mortgage Loan Purchase Agreement or Servicing Agreement and Assignment Agreement has been duly authorized, executed and delivered by each Seller and/or Servicer, as applicable, and constitute legal, valid, binding and enforceable agreements of each Seller and/or Servicer, as applicable, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights in general and by general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law, and as to such other matters as may be agreed upon by the Underwriter and the Sellers and/or Servicers, as applicable.

                                     VII.

          In further consideration of the agreements of the Underwriter contained in this Agreement, the Company covenants as follows:

               A. To furnish the Underwriter, without charge, a signed copy of the Registration Statement and any amendments thereto, including exhibits, and, during the period mentioned in paragraph C. below, as many copies of the Prospectus and any supplements and amendments thereto as the Underwriter may reasonably request.

               B. Before amending or supplementing the Registration Statement or the Prospectus with respect to the Securities, to furnish the Underwriter a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriter reasonably objects.

               C. If, during such period after the first date of the public offering of the Securities, as in the opinion of counsel for the Underwriter the Prospectus is required by law to be delivered in connection with sales by the Underwriter, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the

     Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriter, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

               D. To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Underwriter may designate.

                                    VIII.

          The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Free Writing Prospectus or the Prospectus (if used within the period set forth in paragraph C. of Article VIII and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use or incorporation therein.

          The Underwriter agrees to indemnify and hold harmless the Company and its directors and officers who sign the Registration Statement and any person controlling the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to information relating to the Underwriter furnished in writing by the Underwriter expressly for use or incorporation in the Registration Statement, any Free Writing Prospectus or the Prospectus.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Underwriter in the case of parties indemnified pursuant to the first paragraph of this Article VIII and by the Company in the case of parties indemnified pursuant to the second paragraph of this Article VIII. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          To the extent the indemnification provided for in this Article VIII is unavailable to an indemnified party under the first or second paragraph of this Article VIII or is insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriter on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and of the Underwriter on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Underwriter on the other, in connection with the offering of the Securities shall be deemed to be in the same proportions that the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriter in respect thereof respectively, bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand, and of the Underwriter on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Article VIII were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VIII, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter in connection with the Securities underwritten and distributed to the public by the Underwriter exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Article VIII and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of any payment for any of the Securities.

                                     IX.

          This Agreement shall be subject to termination in the Underwriter's absolute discretion, by notice given to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date: (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriter, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event, makes it, in the judgment of the Underwriter, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                                      X.

          The Company acknowledges that in connection with the offering of the
Securities: (a) the Underwriter has acted at arms length, is not an agent of, and owes no fiduciary duty to, the Company or any other person, (b) the Underwriter owes the Company only those duties and obligations set forth in this Agreement and (c) the Underwriter may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriter arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

                                     XI.

          In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Securities to the public in that Relevant Member State at any time:

     (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

     (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

     (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

          For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                     XII.

          This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company, on the one hand, and the Underwriter, on the other, with respect to the preparation of the Prospectus, and the conduct of the offering, and the purchase and sale of the Securities.

                                    XIII.

          If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Underwriter in connection with the Securities.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                    Very truly yours,


                                    MORGAN STANLEY CAPITAL I INC.


                                    By:  /s/ Steven Shapiro
                                        ---------------------------
                                      Name:   Steven Shapiro
                                      Title:  Vice President



Accepted and agreed to by:

MORGAN STANLEY & CO. INCORPORATED,
    as representative


By:  /s/ Steven Shapiro
    ---------------------------
  Name:   Steven Shapiro
  Title:  Executive Director


SCHEDULE A

----------------- ------------------------------ --------------------------------------------- ----------------------------------
     Class            Principal Amount ($)                      Maturity Date                          Interest Rate (%)
     -----            --------------------                      -------------                          -----------------
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-A-1                     $393,746,000                           January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-A-2                      $37,000,000                           January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-A-3                      $3,000,000                            January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-A-X                     Notional (1)                           January 2036                            Variable (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
2-A                        $62,231,000                           January 2036                            Variable (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
3-A                        $34,587,000                           January 2036                            Variable (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
4-A-1                      $29,312,000                           January 2036                            Variable (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
4-A-2                      $6,365,000                            January 2036                            Variable (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
4-A-3                     Notional (1)                           January 2036                                0.65%
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-M-X                     Notional (1)                           January 2036                            Variable (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-M-1                      $6,796,000                            January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-M-2                      $5,155,000                            January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-M-3                      $4,218,000                            January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-M-4                      $2,109,000                            January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-M-5                      $1,875,000                            January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-M-6                      $1,874,000                            January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-B-1                      $1,641,000                            January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-B-2                      $1,406,000                            January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
1-B-3                       $937,000                             January 2036                          Floating Rate (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
B-1                        $3,657,000                            January 2036                            Variable (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
B-2                        $2,581,000                            January 2036                            Variable (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
B-3                        $1,434,000                            January 2036                            Variable (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------
A-R                           $100                               January 2036                            Variable (1)
----------------- ------------------------------ --------------------------------------------- ----------------------------------


---------------------
(1) Please refer to page iv of the Prospectus Supplement for a description of the pass-through rate for each Class of Certificates.


                                   Sch. A-1

SCHEDULE B

EXHIBIT A



               OPINION OF SIDLEY AUSTIN, COUNSEL FOR THE COMPANY

          The opinion of Sidley Austin LLP, counsel for the Company, to be delivered pursuant to Article VI, paragraph B. of the document entitled Morgan Stanley Capital I Inc. Underwriting Agreement shall be to the effect that:

          1. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

          2. The Company has the corporate power and corporate authority to carry on its business as described in the Prospectus and to own and operate its properties in connection therewith.

          3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          4. Each of the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company and each is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (A) such enforcement is subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          5. The execution and delivery by the Company of the Underwriting Agreement, the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement and the signing of the Registration Statement by the Company are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company; and neither the issuance and sale of the Certificates, nor the consummation of the transactions contemplated in the Underwriting Agreement nor the fulfillment of the terms of such Underwriting Agreement will (i) result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or, to the best of our knowledge, any New York or federal law, administrative regulation or administrative or court decree applicable to the Company or (ii) constitute a default under any material contract known to us to which the Company is a party; provided that for purposes of this clause (ii) we have not been asked to perform and have not performed in any independent investigation.

          6. The Public Certificates have been duly authorized by the Company and, when executed and authenticated as specified in the Pooling and Servicing Agreement and delivered and paid for pursuant to the Underwriting Agreement and the Pooling and Servicing Agreement, will be duly issued and entitled to the benefits of the Pooling and Servicing Agreement.

          7. To the best of our knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any New York or federal court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the 1933 Act or such as may be required under state securities or Blue Sky laws.

          8. The Registration Statement is effective under the 1933 Act and, to the best of our knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

          9. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

          10. The statements in the Prospectus under the headings "Federal Income Tax Consequences" and "ERISA Considerations" to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by us and are correct in all material respects.

          11. The Trust Fund created by the Pooling and Servicing Agreement is not required to register as an "investment company" under the Investment Company Act of 1940, as amended.

          12. The statements in the Prospectus under the caption "Description of the Certificates," insofar as such statements purport to summarize certain terms of the Certificates and certain provisions of the Pooling and Servicing Agreement, constitute a fair summary of such terms and provisions in all material respects.

          13. The Registration Statement, as of the date it became effective, and the Prospectus, as of the date thereof (other than the financial statements and other financial, statistical and numerical information included therein, as to which no opinion is rendered), appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the 1933 Act and the rules and regulations thereunder.

          14. The Public Certificates (other than the Class B-1, Class B-2 and Class B-3 Certificates) will be mortgage related securities, as defined in
Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, so long as such Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.